Exhibit 10.1

FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”) dated as of April 23, 2020 among SCCI NATIONAL HOLDINGS, INC., a Delaware corporation (“SSCI”) and SHIMMICK CONSTRUCTION COMPANY, INC., a California corporation (together with SSCI, the “New Guarantors”), each a subsidiary of AECOM (formerly AECOM Technology Corporation), a Delaware corporation (the “Company”), the Company and U.S. Bank National Association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS the Company and certain subsidiaries of the Company listed in Schedule I attached hereto (the “Existing Guarantors”) have heretofore executed and delivered to the Trustee an Indenture, dated as of October 6, 2014 (as amended and supplemented from time to time, the “Indenture”), providing for the issuance of the Com- pany’s 5.875% Senior Notes due 2024 (the “Notes”);

WHEREAS Section 4.18 of the Indenture provides that under certain circumstances the Company is re- quired to cause each New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Guarantor shall unconditionally guarantee all the Company’s obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

WHEREAS pursuant to Section 9.01(a)(7) of the Indenture, the Trustee and the Company are authorized to execute and deliver this Fifth Supplemental Indenture without the consent of holders of the Notes;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each New Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1.         AGREEMENT TO GUARANTEE. Each New Guarantor hereby agrees, jointly and severally with all the Existing Guarantors, to unconditionally guarantee the Company’s obligations under the Notes on the terms and subject to the conditions set forth in Article Ten of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes.

2.         RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Fifth Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

3.         GOVERNING LAW. THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.         TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or the Subsidiary Guarantee for or in respect of the recit- als contained herein, all of which recitals are made solely by the New Guarantors and the Company. All of the pro- visions contained in the Indenture in respect of the rights, privileges, protections, immunities, powers and duties of the Trustee shall be applicable in respect of this Fifth Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

5.         COUNTERPARTS. The parties may sign any number of copies of this Fifth Supplemental Inden- ture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Fifth Supplemental Indenture and of signature pages by facsimile, PDF or other electronic signature transmission shall constitute effective execution and delivery of this Fifth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Fifth Supplemental Indenture for all purposes. Signatures of the par- ties hereto transmitted by facsimile, PDF or other electronic signature shall be deemed to be their original signatures for all purposes.

6.         EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction thereof.

[Signature page follows]

IN WITNESS WHERE OF. the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the date first above written.

SCCI NATIONAL HOLDINGS, INC.

By:	/s/ Gregory Dukellis
Name:	Gregory Dukellis
Title:	General Counsel and Secretary

SHIMMICK CONSTRUCTION COMPANY, INC.

By:	/s/ Gregory Dukellis
Name:	Gregory Dukellis
Title:	Secretary

Signature Page to Supplemental Indenture  – 2024 Notes

AECOM

By:	/s/ Paul Cyril
Name:	Paul Cyril
Title:	Assistant Treasurer

Signature Page to Supplemental Indenture  – 2024 Notes

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Bradley E. Scarbrough
Name:	Bradley E. Scarbrough
Title:	Vice President

Signature Page to Supplemental Indenture  – 2024 Notes

Schedule I

AECOM TECHNICAL SERVICES, INC.
TISHMAN CONSTRUCTION CORPORATION
AECOM INTERNATIONAL DEVELOPMENT, INC.
AECOM C&E, INC.
AECOM SERVICES, INC.
AECOM USA, INC.
EDAW, INC.
THE EARTH TECHNOLOGY CORPORATION (USA)
TISHMAN CONSTRUCTION CORPORATION OF NEW YORK
AECOM GLOBAL II, LLC
URS FEDERAL SERVICES, INC.
URS GROUP, INC.
URS HOLDINGS, INC.
URS CORPORATION
URS GLOBAL HOLDINGS, INC.
CLEVELAND WRECKING COMPANY
RUST CONSTRUCTORS INC.
AECOM INTERNATIONAL, INC.
AECOM NUCLEAR LLC
URS OPERATING SERVICES, INC.
URS RESOURCES, LLC
URS CORPORATION – OHIO
AMAN ENVIRONMENTAL CONSTRUCTION, INC.
URS CORPORATION SOUTHERN
AECOM INTERNATIONAL PROJECTS, INC.
E.C. DRIVER & ASSOCIATES, INC.
URS CONSTRUCTION SERVICES, INC.
B.P. BARBER & ASSOCIATES, INC.
FORERUNNER CORPORATION
URS ALASKA, LLC
AECOM GREAT LAKES, INC.
URS CORPORATION – NEW YORK
URS CORPORATION – NORTH CAROLINA
THE HUNT CORPORATION
HUNT CONSTRUCTION GROUP, INC.